Exhibit 10.1

INTEGRATED ELECTRICAL SERVICES, INC.

2006 EQUITY INCENTIVE PLAN

(AS AMENDED AND RESTATED)

INTEGRATED ELECTRICAL SERVICES, INC.

2006 EQUITY INCENTIVE PLAN

(AS AMENDED AND RESTATED)

SECTION 1.	PURPOSE.

The purpose of the Integrated Electrical Services, Inc. 2006 Equity Incentive Plan (as Amended and Restated) (the “Plan”) is to promote the success and enhance the value of Integrated Electrical Services, Inc. (the “Company”) and its Subsidiaries by linking the personal interests of the employees, consultants and directors of the Company and its Subsidiaries who have been or will be given responsibility for the management or administration of the Company (or one of its Subsidiaries) to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees, consultants and directors of the Company and its Subsidiaries upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent. Unless the context otherwise requires, capitalized terms used herein are defined in Section 13 of the Plan.

SECTION 2.	ADMINISTRATION.

(a)         Committee. The Plan will be administered by a committee (the “Committee”) of the Board of Directors from among its members (which may be the Compensation Committee of the Board of Directors, a subcommittee thereof or another committee of directors appointed by the Board of Directors or the entire Board of Directors). The Committee (if not the entire Board of Directors) shall be comprised solely of not less than two (2) members who shall be (i) “non-employee directors” within the meaning of Rule 16b-3(b)(3) (or any successor rule) promulgated under the Exchange Act, (ii) “outside directors” within the meaning of Treasury Regulation Section 1.162-27(e)(3) under Section 162(m) of the Code, and (iii) “independent directors” within the meaning of the listing standards of the New York Stock Exchange or, if listed thereon, the Nasdaq Stock Market (and each other exchange on which the Company may be listed). Unless otherwise determined by the Board of Directors, the Committee shall be the Compensation Committee of the Board of Directors.

(b)         Authority of the Committee. The Committee shall have full authority and sole discretion to take any actions it deems necessary or advisable for the administration and operation of the Plan, including, without limitation, the right to construe and interpret the provisions of the Plan or any Award Agreement, to provide for any omission in the Plan, to resolve any ambiguity or conflict under the Plan or any Award Agreement, to accelerate vesting of or otherwise waive any requirements applicable to any Award, to extend the term or any period of exercisability of any Award, to modify the purchase price or exercise price under any Award and to establish terms or conditions applicable to any Award. All decisions, interpretations and other actions of the Committee shall be final and binding on all participants and other persons deriving their rights from a participant.

SECTION 3.	ELIGIBILITY

The Committee in its sole discretion is authorized to grant Awards to Employees, Consultants and Directors. Such persons who have been granted Awards shall be participants in the Plan with respect to such Awards. No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive a future Award.

SECTION 4.	STOCK SUBJECT TO PLAN.

(a)         Basic Limitation. Subject to the provisions of this Section 4 and Section 10 of the Plan, the maximum number of Shares that may be issued pursuant to Awards under the Plan is 2,002,542 Shares. Shares may be treasury shares or authorized but unissued Shares.

(b)         Annual Award Limitation. Subject to the provisions of Section 10 of the Plan, the maximum number of Shares with respect to which stock-denominated Awards may be granted to any participant under the Plan in any calendar year shall be 1,001,271 Shares. The maximum amount of Performance Awards that may be granted to any participant under the Plan in any calendar year shall be $2,000,000.

(c)         Additional Shares. In the event that any outstanding Award expires, is cancelled or otherwise terminated without the delivery of Shares, the Shares allocable to the unexercised or unvested portion of such Award shall again be available for the purposes of the Plan. In the event that Shares issued under the Plan are reacquired by the Company pursuant to any forfeiture provision, right of repurchase, right of first offer or Shares are withheld from an Award in satisfaction of the Company’s tax withholding requirements, such Shares shall again be available for purposes of the Plan. In the event a participant pays for any Award through the delivery of previously acquired Shares, the number of Shares available shall be increased for purposes of the Plan by the number of Shares delivered by the participant. To the extent permitted by applicable law or any exchange rule, Shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary shall not be counted against Shares available for grant pursuant to the Plan.

SECTION 5.	AWARDS.

(a)         Types of Awards. The Committee may, in its sole discretion, make Awards of one or more of the following types: Options, Stock Payment, Restricted Stock, Phantom Stock Units and Performance Awards. The Company shall make Awards directly to the participant.

(b)         Award Agreements. Each Award made under the Plan shall be evidenced by an Award Agreement between the participant and the Company, and no Award shall be valid without any such agreement. An Award shall be subject to all applicable terms and conditions of the Plan and to any other terms and conditions which the Committee in its sole discretion deems appropriate for inclusion in the Award Agreement, provided such terms and conditions are not inconsistent with the Plan. Accordingly, in the event of any conflict between the provisions of the Plan and any Award Agreement, the provisions of the Plan shall prevail, unless it is expressly specified in such Award Agreement or other written document that a specific provision of the Plan shall not apply. Each Award Agreement shall provide, in addition to any terms and conditions required to be provided in such agreement pursuant to any other provision of this Plan, the following terms, as applicable:

(i)          Number of Shares. The number of Shares subject to the Award, if any, which number shall be subject to adjustment in accordance with Section 10 of the Plan.

(ii)          Price. Where applicable, each Award Agreement shall designate the price, if any, to acquire any Shares underlying the Award, which price shall be payable in a form described in Section 8 of the Plan and subject to adjustment pursuant to Section 10 of the Plan.

(iii)         Dollar Amount. Where applicable, each Performance Award Agreement shall designate or specify through a formula the maximum dollar amount payable pursuant to such Award.

(iv)         Vesting. Each Award Agreement shall specify the dates and/or events on which all or any installment of the Award shall be vested and nonforfeitable. Except as otherwise set forth in the Award Agreement, all unvested Awards shall vest upon a Change in Control.

(v)         No Rights as a Stockholder. A participant, or a transferee of a participant, shall have no rights as a stockholder with respect to any Shares covered by an Award until Shares are actually issued in the name of such person (or if Shares will be held in street name, to a broker who will hold such Shares on behalf of such person).

SECTION 6.	OPTIONS.

(a)         Generally. The Committee may, in its sole discretion, grant Options. Each Award Agreement evidencing an Award of Options shall contain the following information, which shall be determined by the Committee in its sole discretion:

(i)          Exercise Price. Each Award Agreement shall specify the exercise price per Share subject to the Option; provided, however, that the exercise price per Share shall not be less than 100% of the Fair Market Value of such Share on the date such Option is granted.

(ii)          Exercisability and Vesting. Each Award Agreement shall specify the dates and/or events when all or any installment of the Option becomes exercisable or vested, as applicable; provided, however, that by a resolution adopted after an Option is granted, the Committee may, on such terms and conditions as it may determine to be appropriate, accelerate the time at which such Option or any portion thereof may be exercised or vested, as applicable.

(iii)         Term. Each Award Agreement shall state the term of each Option (including the circumstances under which such Option will expire prior to the stated term thereof), which shall not exceed ten (10) years from the date of grant.

(b)         Persons Eligible to Exercise Options. During the lifetime of a holder of an Option, only the holder may exercise the Option (or any portion thereof) granted to him or her; provided, however, that the holder’s Eligible Representative may exercise the holder’s Option during the period of the holder’s Disability. After the death of the holder, any exercisable portion of an Option may, prior to the time when such portion terminates under the Plan or the applicable Award Agreement, be exercised by his or her Eligible Representative.

(c)         Manner of Exercise of Options. At any time and from time to time prior to the time when the Option expires or is otherwise cancelled under the Plan or the applicable Award Agreement, the exercisable portion of an Option may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares of stock and the Committee may, by the terms of the Option, require any partial exercise to exceed a specified minimum number of Shares. An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary of the Company of all of the following prior to the time when such Option or such portion expires or is otherwise cancelled under the Plan or the applicable Award Agreement:

(i)         Notice in writing signed by the holder or his or her Eligible Representative, stating that such Option or portion thereof is exercised, and specifically stating the number of Shares with respect to which the Option or a portion thereof is being exercised;

(ii)         Full payment of the aggregate exercise price of the Shares with respect to which such Option (or portion thereof) is thereby exercised in accordance with any method prescribed by Section 8 of the Plan, which may include payment by a “net” exercise;

(iii)        The payment to the Company of all amounts necessary to satisfy any and all tax withholding requirements of the Company arising in connection with the exercise of the Option in accordance with any method prescribed by Sections 8, which may include a withholding of Shares, of the Plan;

(iv)        Such representations and documents as the Committee deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

(v)        In the event that the Option or portion thereof shall be exercised pursuant to Section 6(b) by any person or persons other than the holder, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

SECTION 7.	STOCK AWARDS.

(a)         Generally. The Committee may, in its sole discretion, make Stock Awards. At the sole discretion of the Committee, Shares may be awarded under the Plan in consideration of services rendered to the Company or a Subsidiary prior to or after the Award. A Stock Award shall not be deemed made until accepted by a participant in a manner prescribed by the Committee at the time of grant.

(b)         Restricted Stock. A Stock Award of Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Shares of Restricted Stock are registered in the name of the participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificates until such time as all applicable restrictions lapse.

(c)         Stock Payment. Payment of all or a portion of any compensation, including any bonus or deferred compensation, payable under any other arrangement may be paid in Shares, in the discretion of the Committee.

(d)         Phantom Stock Units. The Committee shall have the authority to grant Awards of Phantom Stock Units to Participants upon such terms and conditions as the Committee may determine. Each Phantom Stock Unit shall constitute an agreement by the Company to issue or transfer a specified number of Shares or Restricted Stock or pay an amount of cash equal to the Fair Market Value of a specified number of Shares, or a combination thereof to the participant in the future, subject to the fulfillment during the performance period of such conditions, including performance objectives, if any, as the Committee may specify at the date of grant. Any Phantom Stock Award may provide, in the discretion of the Committee, that any or all dividends or other distributions paid on Shares during the period the Award is held be credited in a cash bookkeeping account (with or without interest) or that equivalent additional Phantom Stock be awarded, which account or shares may be subject to the same restrictions as the underlying Award or such other restrictions as the Committee may determine.

(e)         Performance Awards. The Committee shall have the authority to determine the participants who shall receive a Performance Award, which shall be denominated as a cash amount at the time of grant and confer on the participant the right to receive payment of all or part of such Award upon the achievement of such goals during such periods as the Committee shall establish with respect to the Award. Performance Awards may be paid in cash and/or in Shares, in the sole discretion of the Committee and shall be paid in a lump sum at such time as established by the Committee with respect to such Award.

(f)          Stock in Lieu of Cash for Directors. Each member of the Board of Directors who so elects in accordance with the procedures established by the Committee to receive any or all of his or her cash annual retainer or per meeting fee in Shares, shall receive a number of Shares with a Fair Market Value equal to the amount of such cash annual retainer or per meeting fee so elected to be received in Shares; provided, however, no fractional Shares shall be issuable and the Director shall nonetheless receive cash for any such fractional Share. Such Shares will be granted to such electing Director on the date the applicable cash payment would have been made or such other date as determined by the Committee. Such election must be made on or prior to the dates set by the Committee. All Shares granted under this Section 7(f) shall be fully vested as of the date of issuance.

SECTION 8.	PAYMENT FOR SHARES.

(a)         General Rule. The purchase price, if any, of Shares issued under the Plan shall be payable in cash or personal check at the time when such Shares are acquired upon exercise of an Award or otherwise purchased, except as otherwise provided in this Section.

(b)         Surrender of Shares. At the discretion of the participant, all or any part of the purchase price and any applicable tax withholding requirements may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the participant. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value on the applicable date. Notwithstanding the foregoing, the participant shall not surrender, or attest to the ownership of, Shares in payment of any portion of the purchase price (or withholding) if such action would (i) violate the terms of any agreement to which the Company is a party or (ii) cause the Company or any Subsidiary to recognize an additional compensation expense with respect to the applicable Award for financial reporting purposes, unless the Committee consents thereto.

(c)         Net Exercise/Tax Withholding. At the discretion of the participant, payment of all or any portion of the purchase price under any Award subject to the Plan and/or any applicable tax withholding requirements may be made by reducing the number of Shares otherwise deliverable pursuant to the Award by the number of such Shares having a Fair Market Value equal to the purchase price and any applicable tax withholding requirement. Notwithstanding the foregoing, the participant shall not be permitted to pay any portion of the purchase price (or tax withholding) in such manner if such action would (i) violate the terms of any agreement to which the Company is a party or (ii) cause the Company or any Subsidiary to recognize an additional compensation expense with respect to the applicable Award for financial reporting purposes, unless the Committee consents thereto.

(d)         Exercise/Sale. Payment may be made in whole or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction (i) to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company, or (ii) to pledge Shares to a securities broker or lender approved by the Company as security for a loan, and to deliver all or part of the loan proceeds to the Company, in each case in payment of all or part of the purchase price and any tax withholding requirements.

(e)         Exercise of Discretion. Should the Committee exercise its discretion to permit the participant to pay the purchase price or any applicable tax withholding requirement under an Award in whole or in part in accordance with subsections (b) through (d) above, it shall not be bound to permit such alternative method of payment for the remainder of any such Award or with respect to any other Award or participant under the Plan.

SECTION 9.	TERMINATION OF SERVICE.

(a)         Termination of Service other than for Cause. Except as otherwise provided in the applicable Award Agreement or under any employment agreement between the participant and the Company or any Subsidiary executed after the Chapter 11 Plan Effective Date, in the event a participant’s Service terminates for any reason other than for Cause, then:

(i)         Any Options to the extent vested as of the date of such termination shall expire on the earliest of: (i) the expiration of their term, (ii) twelve (12) months following such termination as a result of death or Disability, and (iii) three (3) months following such termination for any other reason. Any Options to the extent unvested as of the date of such termination shall immediately expire and lapse upon such termination.

(ii)         Any unvested Stock Awards and Performance Awards on the date of such termination shall immediately expire and lapse upon such termination; provided, however, that if the vesting of any such Award is conditioned upon satisfying service and performance conditions and the performance conditions have been satisfied but the participant will not be in Service as required on the scheduled payment date due to the termination of the participant’s Service on account of the participant’s death or Disability, such Award shall be payable to the participant or, if applicable, the participant’s Eligible Representative on the first business day of the month following the participant’s termination due to death or Disability.

(b)         Termination of Service for Cause. Except as otherwise provided in the applicable Award Agreement, in the event a participant’s Service is terminated for Cause (or if the Board of Directors or the Committee determines either prior to such termination or before the delivery of any Shares pursuant to an Award that Cause exists), then regardless of the reason for such participant’s termination, including death or Disability:

(i)         All of the participant’s Options on the date of such termination (whether vested or unvested and including any exercised Options for which Shares have not been delivered to the participant) shall be cancelled and forfeited immediately on the date of such termination, and the Company shall return to the participant or Eligible Representative, as applicable, the exercise price (if any) paid for such undelivered Shares, and

(ii)         Any unvested Stock Awards and any unvested Performance Awards on the date of such termination (disregarding any vesting upon death or Disability) shall immediately expire and lapse upon such termination.

(c)         Leave of Absence. For purposes of this Section 9, Service shall be deemed to continue while a participant is on a bona fide leave of absence, if such leave is approved by the Company in writing or if continued crediting of service for this purpose is expressly required by the terms of such leave or by applicable law (as determined by the Committee).

SECTION 10.	ADJUSTMENT OF SHARES.

(a)         General. If there shall be a Recapitalization, an adjustment shall be made to each outstanding Award such that each such Award shall thereafter be exercisable or payable, as the case may be, in such securities, cash and/or other property as would have been received in respect of Shares subject to (or referenced by) such Award had such Award been exercised and/or settled in full immediately prior to such Recapitalization and such an adjustment shall be made successively each time any such change shall occur. In addition, in the event of any Recapitalization, to prevent dilution or enlargement of participants’ rights under the Plan, the Committee shall, and will have the authority to adjust, in a fair and equitable manner, the number and kind of Shares that may be issued under the Plan, the number and kind of Shares subject to outstanding Awards, and the purchase price applicable to outstanding Awards. Should the vesting of any Award be conditioned upon the Company’s attainment of performance conditions, the Committee may make such adjustments to such terms and conditions of such Awards and the criteria therein to recognize unusual and nonrecurring events affecting the Company or in response to changes in applicable laws, regulations or accounting principles.

(b)         Mergers and Consolidations. In the event that the Company is a party to a merger or consolidation, outstanding Awards shall be subject to the agreement of merger or consolidation. Such agreement, without the participants’ consent, may provide for:

(i)         The continuation or assumption of such outstanding Awards under the Plan by the Company (if it is the surviving corporation) or by the surviving corporation or its parent;

(ii)         The substitution by the surviving corporation or its parent of stock awards with substantially the same terms for such outstanding Awards;

(iii)        The acceleration of the vesting of or right to exercise such outstanding Awards immediately prior to or as of the date of the merger or consolidation, and the expiration of such outstanding Awards to the extent not timely exercised or purchased by the date of the merger or consolidation or other date thereafter designated by the Committee; or

(iv)        The cancellation of all or any portion of such outstanding Awards by a cash payment of the excess, if any, of the fair market value of the Shares subject to such outstanding Awards or portion thereof being canceled over the purchase price with respect to such Awards or portion thereof being canceled.

SECTION 11.	GENERAL TERMS.

(a)         Nontransferability of Awards. No Award (other than vested Awards of Shares, which are subject to Section 11(b) of the Plan) may be transferred, assigned, pledged or hypothecated by any participant during the participant’s lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process, except by beneficiary designation, will or the laws of descent and distribution. Subject to the limitations contained in this Section 11(a), an Option or other right to acquire Shares under the Plan, may be exercised during the lifetime of the participant only by the participant or by the participant’s Eligible Representative, except in the case of a transfer of such Award by the participant with the prior written consent of the Committee in its sole discretion.

(b)         Restrictions on Transfer of Shares. Any Shares issued under the Plan shall be subject to such vesting and special forfeiture conditions, repurchase rights, rights of first offer and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Award Agreement, and shall apply in addition to any restrictions that may apply to holders of Shares generally.

(c)         Securities Law Requirements. Notwithstanding anything contained in the Plan or any Award Agreement, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act or other rules and regulations promulgated thereunder. The Committee may require any individual receiving Shares pursuant to an Award granted under the Plan, as a condition precedent to receipt of such Shares, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under the Securities Act or pursuant to an exemption applicable under the Securities Act or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares shall have an appropriate legend placed thereon to reflect their status as restricted securities as aforesaid.

(d)         Tax Withholding Requirements. As a condition to the receipt or purchase of Shares pursuant to an Award, a participant shall make such arrangements as the Committee may require for the satisfaction of all tax withholding obligations of the Company that may arise in connection with such receipt or purchase. The participant shall also make such arrangements as the Committee may require for the satisfaction of any tax withholding obligations of the Company that may arise in connection with any disposition of Shares acquired pursuant to an Award. With respect to any Award paid in whole or in part in cash, the Company shall first withhold from such cash the amount of the Company’s tax withholding obligation with respect to the Award.

(e)         No Retention Rights. Nothing in the Plan or in any Award granted under the Plan shall confer upon a participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Subsidiary employing or retaining the participant) or of the participant., which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without Cause.

(f)          Unfunded Plan. Participants shall have no right, title or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, nor a fiduciary relationship between the Company and any participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the rights of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

SECTION 12.	DURATION AND AMENDMENTS.

(a)         Term of the Plan. The Plan, as set forth herein, became effective on the Chapter 11 Plan Effective Date. The Plan shall terminate automatically on the day preceding the tenth anniversary of such date unless earlier terminated pursuant to Section 12(b) below.

(b)         Right to Amend or Terminate the Plan. The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason; provided, however, that any amendment of the Plan (except as provided in Section 10 of the Plan) which increases the maximum number of Shares issuable to any person or available for issuance under the Plan in the aggregate, changes the legal entity authorized to make Awards under this Plan from the Company (or its successor) to any other legal entity or materially changes the class of persons who are eligible for the grant of Award, shall be subject to the approval of the Company’s stockholders. Stockholder approval shall not be required for any other amendment of the Plan.

(c)         Effect of Amendment or Termination. Except as otherwise expressly provided under the Plan, any amendment of the Plan shall not adversely affect in any material respect any participant’s rights under any Award previously made or granted under the Plan without the participant’s consent. No Shares shall be issued or sold under the Plan after the termination thereof, except pursuant to an Award granted prior to such termination. Except as otherwise expressly provided under the Plan, the termination of the Plan shall not adversely affect in any material respect any participant’s rights under any Award outstanding on the termination date.

(d)         Modification, Extension and Assumption of Awards. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding Awards or may provide for the cancellation of outstanding Awards in return for the grant of new Awards for the same or a different number of Shares and at the same or a different price. The foregoing notwithstanding, no modification of an

Awards shall, without the consent of the participant, materially impair the participant’s rights or increase the participant’s obligations under such Award or impair the economic value of any such Award.

SECTION 13.	DEFINITIONS.

(a)        “ Award” shall mean the grant of an Option, Stock Award or Performance Award to a participant under the Plan.

(b)        “ Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing an Award, including through electronic medium.

(c)        “ Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time.

(d)        “ Cause” shall mean (i) participant’s willful, material and irreparable breach of his/her terms of employment as provided in an employment agreement or otherwise (which remains uncured 5 days after delivery of written notice); (ii) participant’s gross negligence in the performance or intentional nonperformance (in either case continuing for 10 days after receipt of written notice of need to cure) of any of participant’s material duties and responsibilities to the Company or any Subsidiary; (iii) participant’s dishonesty or fraud with respect to the business, reputation or affairs of the Company or any Subsidiary which materially and adversely affects the Company or any Subsidiary (monetarily or otherwise); (iv) participant’s conviction of a felony crime or crime involving moral turpitude; (v) participant’s drug or alcohol abuse that materially affects participant’s Service or results in a material violation of Company or Subsidiary policy; or (vi) participant’s material violation of Company or Subsidiary policy, such policy having been made available to participant by the Company or Subsidiary (which remains uncured or continues 5 days after delivery of written notice).

(e)        “ Change in Control” shall mean the first to occur of any of the following events:

(i)         Any person or any persons acting together which would constitute a “group” for purposes of Section 13(d) of the Exchange Act (other than the Principal Stockholders, Company or any Subsidiary) shall “beneficially own” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, at least fifty percent (50%) of the ordinary voting power of all classes of capital stock of the Company entitled to vote generally in the election of the Board of Directors;

(ii)         Either (A) “current directors”, as defined below, shall cease for any reason to constitute at least a majority of the members of the Board of Directors (for these purposes, a “current director” means, as of the date of determination, any person who (1) was a member of the Board of

Directors on the date of the Chapter 11 Plan Effective Date or (2) was nominated for election or elected to the Board of Directors with the affirmative vote of a majority of the current directors who were members of the Board of Directors at the time of such nomination or election), or (B) at any meeting of the stockholders of the Company called for the purpose of electing directors, a majority of the persons nominated by the Board of Directors for election as directors shall fail to be elected; or

(iii)        The consummation of a sale, lease, exchange or other disposition (in one transaction or a series of transactions) of all or substantially all of the assets of the Company.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(f)         “ Chapter 11 Plan Effective Date” shall mean the date that the Company’s Joint Plan of Reorganization under Chapter 11 of the United States Bankruptcy Code, which has been confirmed by the United States Bankruptcy Court, becomes effective.

(g)        “ Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

(h)        “ Committee” shall mean a committee of the Board of Directors from among its members (which may be the Compensation Committee of the Board of Directors, a subcommittee thereof or another committee of directors appointed by the Board of Directors or the entire Board of Directors), as described in Section 2(a) of the Plan.

(i)         “ Company” shall mean Integrated Electrical Services, Inc., a Delaware corporation, and its successors and assigns.

(j)         “ Consultant” shall mean a person who performs bona fide services for the Company or a Subsidiary as a consultant or advisor, excluding Employees and Directors.

(k)        “ Director” shall mean a member of the Board of Directors or the board of directors of a Subsidiary who is not an Employee.

(l)         “ Disability” shall mean with respect to a participant, (i) “disability” as defined in any employment agreement between the participant and the Company (or, if applicable, the Subsidiary employing the participant) or (ii) if the participant is not a party to an employment agreement or “disability” is not defined therein, the participant’s inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment, as determined by the Committee in its sole discretion, unless another meaning is specifically provided in the participant’s Award Agreement.

(m)       “ Eligible Representative” for a participant shall mean such participant’s personal representative or such other person as is empowered under the deceased participant’s will or the then applicable laws of descent and distribution to represent the participant under the Plan.

(n)        “ Employee” shall mean any individual who is a common-law employee of the Company or a Subsidiary.

(o)        “ Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(p)        “ Fair Market Value” of a Share as of any given grant, vesting, exercise, payment, tax withholding or other applicable date shall be:

(i)         If the Shares are listed on any established stock exchange or a national market system, including, without limitation, The New York Stock Exchange, The Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for a share of such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the applicable date (or if not traded on such date, last market trading day prior to such date), as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(ii)         If the Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for a Share for the applicable date (or if not traded on such date, last market trading day prior to such date); or

(iii)        In the absence of an established market for the Shares, the Fair Market Value thereof shall be determined in good faith by the Committee, in accordance with the principles set forth in Section 409A of the Code. Such determination shall be conclusive and binding on all persons.

(q)        “ Option” shall mean a stock option not described in Section 422(b) of the Code granted pursuant to Section 6 the Plan entitling the holder to acquire Shares upon exercise.

(r)         “ Performance Award” shall mean a dollar-denominated Award granted pursuant to Section 7(e) of the Plan.

(s)	“Phantom Stock” shall mean a notional or “phantom” Share.

(t)         “ Plan” shall mean this Integrated Electrical Services, Inc. 2006 Equity Incentive Plan, as it may be amended from time to time.

(u)        “ Principal Stockholders” shall mean Tontine Capital Partners L.P. and their affiliates.

(v)        “ Recapitalization” shall mean an event or series of events affecting the capital structure of the Company such as a stock split, reverse stock split, stock dividend, distribution, recapitalization, combination or reclassification of the Company’s securities.

(w)       “ Restricted Stock” shall mean a Share granted pursuant to Section 7 of the Plan which is subject to restrictions on transfer or forfeiture.

(x)        “ Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

(y)        “ Service” shall mean service as an Employee, Director or Consultant.

(z)         “ Share” shall mean one share of common stock of the Company, with a par value of $0.01 per share, as adjusted in accordance with Section 10 of the Plan.

(aa)       “ Stock Award” shall mean an Award (other than an Option) denominated in Shares granted pursuant to Section 7 of the Plan.

(bb)      “Stock Payment” shall mean a payment in Shares made pursuant to Section 7(c) of the Plan.

(cc)       “ Subsidiary” shall mean any corporation or other entity (other than the Company) in an unbroken chain of corporations or other entities beginning with the Company, if each of the corporations or other entities other than the last one in the unbroken chain owns stock or equity interests possessing fifty percent (50%) or more of the total combined voting power of all classes of stock or equity interests in one of the other corporations or other entities in such chain. A corporation or other entity that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

SECTION 14.	MISCELLANEOUS.

(a)         Choice of Law. The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.

(b)         Execution. To record the adoption of this amendment and restatement of the Plan by the Board of Directors, the Company has caused its authorized officer to execute the same, effective for all purposes as of ___________, 2007. Nothing in this amendment and restatement shall operate or be construed as changing the terms of an Award outstanding immediately prior to the effective date of this amendment and restatement.

INTEGRATED ELECTRICAL SERVICES, INC.
By:	________________________________________________
Title:	________________________________________________

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